                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-25918                  13-3672716
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

    1350 Broadway, Suite 2300, New York, New York               10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      | |   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |X|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      | |   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      | |   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On June 28, 2007, Everlast Worldwide Inc. (the "Company") announced it had signed a definitive agreement to be acquired by Brands Holdings Limited for
$30.00 per share, in cash. The Company also announced the termination of its prior merger agreement with Hidary Group Acquisitions, LLC and Hidary Group
Acquisitions, Inc. and the payment of the termination fee pursuant to the terms of the prior merger agreement. The Company's Board of Directors approved the termination of the prior merger agreement and approved the agreement with Brands
Holdings Limited in a special meeting on June 28, 2007. The transaction is subject to the Company's stockholders approving the transaction and other customary conditions and is expected to be completed during the second half of
2007.

      A copy of the press release issued by the Company on June 28, 2007 announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit Number    Description
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99.1              Press Release dated June 28, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                         (Registrant)

Date: June 28, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name: Gary J. Dailey
                                    Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1              Press Release dated June 28, 2007.

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